10f-3 Transactions Summary

Set forth below is a summary of the transactions made pursuant to the Funds' 10f-3 procedures for the period June 1, 2004 through November 30, 2004.

Fund

Municipal Bond Fund

Security

South Carolina Public Service

Advisor

EIMCO

Transaction
 Date

4/4/2004

Cost

$4,265,560

Offering Purchase

0.893%

Broker

Citigroup Global Markets, Inc.
Underwriting
Syndicate
Members
Citigroup Global Markets, Inc.
Bear, Stearns & Co. Inc.
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

Pennsylvania Turnpike Commission

Advisor

EIMCO

Transaction
 Date

                                                                       5/26/2004

Cost

                                                                      $5,031,950

Offering Purchase

                                                                          1.857%

Broker

J.P. Morgan Securities Inc.
Underwriting
Syndicate
Members
J.P. Morgan Securities Inc.
Citigroup Global Markets, Inc.
Commonwealth Securities & Investments
First Security Investments
Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

Puerto Rico Public Buildings Authority

Advisor

EIMCO

Transaction
 Date

                                                                       5/28/2004

Cost

                                                                      $3,100,290

Offering Purchase

                                                                          0.864%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Banc of America Securities LLC
Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

New Jersey Economic Development Authority

Advisor

EIMCO

Transaction
 Date

                                                                       8/13/2004

Cost

                                                                      $2,586,350

Offering Purchase

                                                                           0.30%

Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members
Goldman, Sachs & Co.
Bear, Stearns & Co. Inc.
Merrill Lynch, Pierce, Fenner & Smith Inc.
Morgan Stanley & Co.
Wachovia Securities, Inc.

Fund

Municipal Bond Fund

Security

City of Atlanta

Advisor

EIMCO

Transaction
 Date

                                                                       9/15/2004

Cost

                                                                      $4,164,080

Offering Purchase

                                                                           0.46%

Broker

UBS Financial Services, Inc.
Underwriting
Syndicate
Members
UBS Financial Services, Inc.
Siebert Brnadford Shank & Co, LLC
Banc of America Securities LLC
Iron Capital Markets
Wachovia Securities, Inc.

Fund

High Grade Municipal Bond Fund

Security

Medical University Hospital Authority

Advisor

EIMCO

Transaction
 Date

12/10/04

Cost

$2,450,782

Offering Purchase

0.005%

Broker

Banc of America Securities LLC
Underwriting

Syndicate
Members

Fund

High Grade Municipal Bond Fund

Security

Sales Tax Asset Receivable Corp

Advisor

EIMCO

Transaction
 Date

10/28/2004

Cost

$2,094,140

Offering Purchase
0.108%
Broker
Goldman, Sachs & Co.
Underwriting
Syndicate
Members